MODIFICATION AGREEMENT AND EXTENSION AGREEMENT

STATE OF GEORGIA
COUNTY OF ___________________

THIS MODIFICATION AND EXTENSION AGREEMENT (this “Modification Agreement”) made and entered into effective as of the 13th day of May, 2011 (although actually executed on May 12, 2011), by and among MORRIS PUBLISHING GROUP, LLC, a Georgia limited liability company (“Borrower”), MPG NEWSPAPER HOLDING, LLC, a Georgia limited liability company (“MPG”), ATHENS NEWSPAPERS, LLC, a Georgia limited liability company (“Athens”), BROADCASTER PRESS, INC., a South Dakota corporation (“Broadcaster”), HOMER NEWS, LLC, a Georgia limited liability company (“Homer”), LOG CABIN DEMOCRAT, LLC, a Georgia limited liability company (“Log Cabin”), SOUTHEASTERN NEWSPAPERS COMPANY, LLC, a Georgia limited liability company (“Southeastern”), THE SUN TIMES, LLC, a Georgia limited liability company (“Sun Times”), MORRIS PUBLISHING FINANCE CO., a Georgia corporation (“Morris Finance”), YANKTON PRINTING COMPANY, a South Dakota corporation (“Yankton”), SOUTHWESTERN NEWSPAPERS COMPANY, L.P., a Texas limited partnership (“Southwestern”) (MPG, Athens, Broadcaster, Homer, Log Cabin, Southeastern, Sun Times, Morris Finance, Yankton and Southwestern are herein referred to collectively as “Guarantors”, with each separately referred to as “Guarantor”) and CB&T, A DIVISION OF SYNOVUS BANK, a Georgia banking corporation (formerly known as Columbus Bank and Trust Company), whose address is 1148 Broadway, Columbus, Georgia 31901 (hereinafter referred to as "Bank").

W I T N E S S E T H   T H A T:

WHEREAS, Bank and Borrower entered into a Loan and Line of Credit Agreement dated April 26, 2010 (as amended by Amendment to Loan and Line of Credit Agreement dated January 25, 2011 entered into by the parties hereto, the “Loan Agreement”) and pursuant to said Loan Agreement, Bank extended a revolving line of credit to Borrower in the stated principal amount of Ten Million and No/100ths ($10,000,000.00) Dollars (the “Credit Line”); and

WHEREAS, Borrower agreed to repay advances made under said Credit Line, with interest thereon, as provided in the that certain Line of Credit Note from Borrower to Bank dated April 26, 2010, in the face principal amount of $10,000,000.00 (the “Note”); and

WHEREAS, Guarantors entered into the following described Guaranties whereby each Guarantor guarantees to Bank, inter alia, the payment of the debts, liabilities and obligations from time to time evidenced by the Note (herein collectively called the “Guaranties” with each separately called “Guaranty”):  that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by MPG in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Athens in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Broadcaster in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Homer in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Log Cabin in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Southeastern in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Sun Times in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Morris Finance in favor of Bank; that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Yankton in favor of Bank; and  that certain Unconditional Guaranty dated April 26, 2010 executed and delivered by Southwestern in favor of Bank; and

WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, Borrower executed and delivered to or for the benefit of Bank the following (all of the following documents, instruments, assignments, and agreement being herein collectively called the “Borrower  Real Estate  Documents”): that certain Mortgage and Security Agreement from Borrower, as mortgagor, in favor of Bank, as mortgagee, dated April 26,  2010 and recorded in OR Book 15228, Page 970 of the official records of Duval County, Florida and in OR Book 3309, Page 960 of the official records of St. Johns County, Florida, that certain Assignment of Leases and Rents between Borrower and Bank dated April 26, 2010 and recorded in OR Book 15228, Page 1014 of  the official records of Duval County, Florida and in OR Book 3309, Page 1004 of the official records of St. Johns County, Florida, that certain Mortgage and Security Agreement from Borrower, as mortgagor, in favor of Bank, as mortgagee, dated April 26, 2010 and recorded in Book 4798, Page 221 of the official records of Shawnee County, Kansas, that certain Assignment of Leases and Rents between Borrower and Bank dated April 26, 2010 and recorded in Book 4798, Page 222 of the official records of  Shawnee County, Kansas, that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing  dated April 26, 2010 from Borrower, as mortgagor, in favor of Bank, as mortgagee, dated April 26, 2010 and  recorded as Doc. No. 0780313 of the official records of Crow Wing County, Minnesota, and that certain Assignment of Leases and Rents between Borrower and Bank dated April 26, 2010 and  recorded as Doc. No. 0780314 of  the official records of Crow Wing County, Minnesota; and

WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, Borrower also executed and delivered to  Bank those certain Pledge and Security Agreements dated April 26, 2010, from Borrower in favor of Bank pledging to Bank and granting to Bank a security interest in and to Borrower’s interest in, inter alia, Broadcaster Press, Inc., Morris Publishing Finance Co., Yankton Printing Company, Inc., Athens Newspapers, LLC, Homer News, LLC, Log Cabin Democrat, LLC, Southeastern Newspapers Company, LLC and The Sun Times, LLC (the “Borrower Pledges”), MPG executed and delivered to Bank that certain Pledge and Security Agreement from MPG in favor of Bank dated April 26, 2010 (the “MPG Pledge”) and Borrower and Yankton executed and delivered to Bank that certain Pledge and Security Agreement from Borrower and Yankton in favor of Bank dated April 26, 2010 (the “Yankton Pledge”) (the Borrower Pledges, MPG Pledge and the Yankton Pledge are herein collectively called the “Pledges”); and

WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, the following security agreements were executed and delivered to Bank (all of such security agreements are herein collectively called the “Security Agreements”): that certain Security Agreement from Borrower, as debtor, in favor of Bank, as secured party, dated as of April 26, 2010, that certain Security Agreement from Athens in favor of Bank dated April 26, 2010, that certain Security Agreement from Broadcaster in favor of Bank April 26, 2010, that certain Security Agreement from Homer in favor of Bank April 26, 2010, that certain Security Agreement from Log Cabin in favor of Bank dated as of April 26, 2010,  that certain Security Agreement from Southeastern in favor of Bank dated April 26, 2010, that certain Security Agreement from  Sun Times in favor of Bank dated as April 26, 2010, that certain Security Agreement from Morris Finance in favor of Bank dated April 26, 2010, that certain Security Agreement from Yankton in favor of Bank dated April 26, 2010, and that certain Security Agreement from Southwestern in favor of Bank dated April 26, 2010; and

WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, Athens executed and delivered to Bank the following (all of the following documents, instruments, assignments,  and agreement being herein collectively called the “Athens Real Estate  Documents”): that certain Deed to Secure Debt and Security Agreement from Athens , as grantor in favor of Bank, as grantee, dated April 26, 2010 and recorded in Book 03724, Page 0066-0089 of the official records of Clarke County, Georgia and that certain Assignment of Leases and Rents between Athens and Bank dated April 26, 2010 and  recorded in Book 03724, Page 0090-100 of the official records of Clarke County, Georgia; and

 WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, Southeastern executed and delivered to or for the benefit of Bank the following (all of the following documents, instruments, assignments, and agreement being herein collectively called the “Southeastern Real Estate  Documents”): that certain Deed to Secure Debt and Security Agreement from Southeastern, as grantor, in favor of Bank, as grantee, dated April 26, 2010 and  recorded in Book 01257, Page 1327 of the official records of Richmond County, Georgia, that certain Assignment of Leases and Rents between Southeastern and Bank April 26, 2010 recorded in Book 01257, Page 1355 of the official records of Richmond County, Georgia, that certain Deed of Trust, Assignment of Rents and Security Agreement from Southeastern, as trustor, for the benefit of Bank, dated April 26, 2010  and recorded as Instrument # 2010-002393-0 in the official records of the Juneau Recording District, First Judicial District, State of Alaska, and  that certain Assignment of Leases and Rents between Southeastern and Bank dated April 26, 2010 and recorded as Instrument # 2010-002394-0 of  the official records of the Juneau Recording District, First Judicial District, State of Alaska; and

WHEREAS, to secure, inter alia, the Note and all amendments, modifications, extensions and renewals thereof, Southwestern executed and delivered to or for the benefit of Bank the following (all of the following documents, instruments, assignments, and agreement being herein collectively called the “Southwestern Real Estate  Documents”):  that certain Deed of Trust and Security Agreement from Southwestern for the benefit of Bank dated April 26, 2010, and  recorded in Vol. 4214 Page 370 of  the official records of Potter County, Texas, that certain Assignment of Leases and Rents between Southwestern and Bank dated April 26, 2010 and recorded in Vol. 4214, Page 410 of the official records of Potter County, Texas, that certain Deed of Trust and Security Agreement from Southwestern for the benefit  of Bank dated April 26, 2010, and  recorded in Clerk’s File 2010013860, 40 pages of the official records of Lubbock County, Texas, that certain Assignment of Leases and Rents between Southwestern and Bank dated April 26, 2010 and  recorded in Clerk’s File 2010013861, 11 Pages of the official records of Lubbock County, Texas (the Borrower Real Estate Documents, the Athens Real Estate Documents, the Southeastern Real Estate Documents, and the Southwestern Real Estate Documents are herein collectively called the “Real Estate Documents”; the Real Estate Documents, the Security Agreements, the Pledges and any and all other documents, instruments and agreements entered into by Borrower and/or any one or more of the Guarantors to secure the debt evidenced by the Note and/or to secure any Guaranty is herein called the “Security Documents”; the Note, the Loan Agreement, the Guaranties, the Security Documents and any and all other documents, instruments and agreements entered into by Borrower and/or any one or more of the Guarantors evidencing, securing or otherwise relating to the Credit Line are herein called the “Loan Documents”) ; and

WHEREAS, each of The Oak Ridger, LLC, MPG Allegan Property, LLC, MPG Holland Property, LLC, Stauffer Communications, Inc. and Florida Publishing Company (the “Merged Companies”) executed a Guaranty dated April 26, 2010 and a Security Agreement dated April 26, 2010, however, each of these Merged Companies have merged into Borrower and all assets of such Merged Companies are now owned by Borrower and subject to the Security Agreement given by Borrower to Bank dated April 26, 2010; and

WHEREAS, the Note has a maturity date of May 15, 2011 and the Credit Line has a stated expiration date of May 15, 2011, and Borrower and Guarantors have requested that Bank extend said maturity date  and expiration date to May 15, 2012; and

WHEREAS, Borrower and each of the Guarantors agree that the extension of the maturity date of the Note and expiration date of the Credit Line pursuant to the terms hereof will be of direct and substantial benefit to Borrower and each of the Guarantors; and

WHEREAS, Bank has agreed to extend the maturity date of the Note and expiration of the Credit Line to May 15, 2012 subject to the terms, conditions and provisions set forth in this Modification Agreement.

NOW, THEREFORE, for and in consideration of the foregoing benefits and for other good and valuable consideration flowing among the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Borrower, each of the Guarantors, and Bank do hereby agree that:

1.  Modification of Existing Note.   (a) As of and after the date hereof, the Note is hereby amended and modified as follows:

(i)           The “Maturity Date” as defined in Section 1(i) of the Note is hereby extended and changed from May 15, 2011 to May 15, 2012.

(b)           As of and after the date hereof, interest shall continue to accrue on the outstanding principal balance of the Note at the Applicable Interest Rate as defined in the Note.  Borrower shall continue to pay accrued interest on the outstanding principal balance of the Note, as amended and modified hereby, on the fifteenth (15th) day of each calendar month, and Borrower shall pay to Bank on the Maturity Date (as defined in the Note and amended and extended in (a) (i) above) the entire outstanding principal balance of the Note and all accrued but unpaid interest and other charges owing under the Note.

2.     Modification of Loan Agreement.  As of and after the date hereof, the Loan Agreement is hereby amended and modified as follows:

(i)	The references in subpart (c) of Section 2.1 of the Loan Agreement and subpart (f) of Section 2.1 of the Loan Agreement to May 15, 2011 are hereby changed to refer instead to May 15, 2012.

3.   Modification of Security Documents.  The parties hereto acknowledge that the Note, as amended, modified and extended hereby, is secured by the Security Documents and each of the Security Documents is hereby amended and modified so that all references therein to the Note shall from and after the date hereof refer to the Note as amended and modified by this Modification Agreement and as same may be further amended, modified, extended or renewed from time to time.

4.  Modification of Guaranties and Other Loan Documents.  Each of the Guaranties and all other Loan Documents are hereby modified and amended so that all references therein to the Note shall refer to the Note, as amended, modified, and extended by this Modification Agreement, and as the same may be further amended, modified, extended or renewed from time to time.

Each Guarantor hereby acknowledges and agrees that its obligations under the Guaranty given by it are and will remain in full force and effect and have not been limited, waived, discharged, impaired or released in any respect by virtue of this Modification Agreement.

5.  Ratification.  Except as expressly set forth herein, all terms, covenants and provisions of the Note and other Loan Documents shall remain in full force and effect, and each of Borrower and each Guarantor do hereby expressly ratify, reaffirm and confirm the Note and other Loan Documents, as amended and modified, and the continuing priority of the Loan Documents, as amended and modified, which secure payment of same.  It is the intent of the parties hereto that this Modification Agreement shall not constitute a novation and shall not adversely affect or impair the priority of the any of the Security Documents, all of which shall remain valid  security interests in the property described therein without any loss of lien priority.

6.  Waiver of Claims.  Each of Borrower and each Guarantor do hereby waive any claim or defense which it now has by virtue of this Modification Agreement or any instrument set forth hereunder, and further agrees not to raise any such claims or defenses in any civil proceeding or otherwise. Each of Borrower and each Guarantor does further hereby for itself and its agents, heirs, servants, employees, successors, legal representatives, and assigns, forever release, acquit and discharge Bank and its officers, directors, stockholders, agents, servants, employees, successors, legal representatives and assigns of and from any and all claims, demands, debts, actions and causes of actions which it now has against Bank and its officers, directors, stock holders, agents, servants, employees, legal representatives, heirs and assigns by reason of any act, matter, contract, agreement or thing whatsoever up to the date hereof.

7.  Successors and Assigns.  This Modification Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors, successors-in-title and assigns.

8.  Bank’s Expenses.  Upon request from Bank, Borrower shall pay or reimburse Bank for all reasonable expenses incurred by Bank in connection with the negotiation, preparation, execution and recordation of this Modification Agreement (and/or any notice filing related hereto), including, without limitation, reasonable fees and expenses of Bank’s counsel actually incurred, title insurance premiums, recording fees and recording taxes.  Borrower hereby agrees to pay to Bank on the date of execution of this Modification Agreement a renewal fee of $25,000.00, which fee shall be deemed earned in full on such date and shall be non-refundable.

IN WITNESS WHEREOF, the parties have caused this agreement to be appropriately executed under seal, effective as of the day and year first above written.

                                    BANK:

CB&T, A DIVISION OF SYNOVUS BANK, a Georgia banking corporation

By:	___/s/________________________________
Its:__VP_______________________________

(CORPORATE SEAL)

BORROWER:

MORRIS PUBLISHING GROUP, LLC, a Georgia limited liability company

By:	____/s/________________________________
Craig S. Mitchell, its Senior Vice President -Finance

(SEAL)

GUARANTORS:

MPG NEWSPAPER HOLDING, LLC, a Georgia limited liability company

By:	__/s/_________________________________
Craig S. Mitchell, its Senior Vice President-Finance (SEAL)

ATHENS NEWSPAPERS, LLC, a Georgia limited liabilility company

By:	__/s/_________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

BROADCASTER PRESS, INC., a South Dakota corporation

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

HOMER NEWS, LLC, a Georgia limited liability company

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

LOG CABIN DEMOCRAT, LLC, a Georgia limited
liability company

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

SOUTHEASTERN NEWSPAPERS COMPANY,
LLC, a Georgia limited liability company

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

THE SUN TIMES, LLC, a Georgia limited liability company

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

MORRIS PUBLISHING FINANCE CO., a Georgia corporation

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

YANKTON PRINTING COMPANY, a South Dakota corporation

By:	___/s/________________________________
Craig S. Mitchell, its Senior Vice President-Finance
(SEAL)

SOUTHWESTERN NEWSPAPERS COMPANY,
L.P., a Texas limited partnership

By:	Morris Publishing Group, LLC, a Georgia limited liability
                                company, its general partner

By:	__/s/__________________________
Craig S. Mitchell, its Senior Vice President-Finance (SEAL)